Junior Subordinated Debentures	12 Months Ended
Dec. 31, 2024
Junior Subordinated Debentures
Junior Subordinated Debentures

(8) Junior Subordinated Debentures

In June 2006, the Company formed a second wholly owned Delaware statutory trust, PEBK Capital Trust II (“PEBK Trust II”), which issued $20.0 million of guaranteed preferred beneficial interests in the Company’s junior subordinated deferrable interest debentures. All of the common securities of PEBK Trust II are owned by the Company. The proceeds from the issuance of the common securities and the trust preferred securities were used by PEBK Trust II to purchase $20.6 million of junior subordinated debentures of the Company. The proceeds received by the Company from the sale of the junior subordinated debentures were used to repay in December 2006 the trust preferred securities issued in December 2001 by PEBK Capital Trust, a wholly owned Delaware statutory trust of the Company, and for general purposes. The debentures represent the sole assets of PEBK Trust II. PEBK Trust II is not included in the consolidated financial statements. The Company redeemed $5.0 million of outstanding trust preferred securities in 2019.

Prior to September 15, 2023, the trust preferred securities accrued and paid interest quarterly at a floating rate of three-month LIBOR plus 163 basis points. The three-month USD LIBOR rate ceased to be published after June 30, 2023. Effective September 15, 2023, the trust preferred securities accrue and pay interest quarterly at a floating rate of three-month Secured Overnight Financing Rate (SOFR) plus 189 basis points, including a 26 basis point credit spread adjustment.

These trust preferred securities are mandatorily redeemable upon maturity of the debentures on September 15, 2036. The Company has the right to redeem the debentures purchased by PEBK Trust II, in whole or in part, if the debentures are redeemed prior to maturity, the redemption price will be the principal amount plus any accrued but unpaid interest.